UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 5, 2011

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Verizon Communications Inc.’s (Verizon) 2011 Annual Meeting of Shareholders was held on May 5, 2011. At the meeting, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 2,338,463,196 or 82.68% of the common shares outstanding on March 7, 2011, the record date for the meeting.

(a) The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non Votes
Richard L. Carrión	1,680,454,908	60,131,778	16,913,040	580,963,470
M. Frances Keeth	1,691,797,644	49,149,623	16,552,459	580,963,470
Robert W. Lane	1,694,613,957	46,107,021	16,778,748	580,963,470
Lowell C. McAdam	1,692,225,715	49,317,098	15,956,913	580,963,470
Sandra O. Moose	1,673,348,666	67,774,122	16,376,938	580,963,470
Joseph Neubauer	1,474,789,319	265,860,072	16,850,335	580,963,470
Donald T. Nicolaisen	1,689,046,262	50,907,333	17,546,131	580,963,470
Clarence Otis, Jr.	1,663,865,483	76,913,601	16,720,642	580,963,470
Hugh B. Price	1,682,048,931	58,652,698	16,798,097	580,963,470
Ivan G. Seidenberg	1,649,868,904	91,595,813	16,035,009	580,963,470
Rodney E. Slater	1,545,792,097	194,915,752	16,791,877	580,963,470
John W. Snow	1,674,513,747	65,581,541	17,404,438	580,963,470

(b)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2011 was ratified with 2,269,572,660 votes for, 49,922,531 votes against and 18,968,005 abstentions.

(c)	The proposal regarding the Advisory Vote Related to Executive Compensation was approved with 1,594,419,771 votes for, 137,679,787 votes against, 25,400,168 abstentions and 580,963,470 broker non-votes.

(d)	The votes cast on the proposal regarding the Frequency of Future Advisory Votes Related to Executive Compensation were as follows: 1,363,257,821 votes for every year, 23,058,541 votes for every two years, 343,604,336 votes for every three years, 27,579,028 abstentions and 580,963,470 broker non-votes. Based on these voting results, at this time, Verizon will maintain its current policy of holding an Advisory Vote Related to Executive Compensation every year.

(e)	The shareholder proposal regarding Disclosure of Prior Government Service was defeated with 172,949,313 votes for, 1,322,684,477 votes against, 261,865,936 abstentions and 580,963,470 broker non-votes.

(f)	The shareholder proposal regarding Performance Stock Unit Performance Thresholds was defeated with 544,692,162 votes for, 1,187,542,946 votes against, 25,264,618 abstentions and 580,963,470 broker non-votes.

(g)	The shareholder proposal regarding Cumulative Voting was defeated with 656,850,798 votes for, 1,074,056,279 votes against, 26,592,649 abstentions and 580,963,470 broker non-votes.

(h)	The shareholder proposal regarding the Shareholder Right to Call a Special Meeting was defeated with 846,796,129 votes for, 887,573,880 votes against, 23,129,717 abstentions and 580,963,470 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	May 10, 2011	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary